UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
December 13, 2016
Date of Report (Date of earliest event reported)

Apple Inc.
(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1 Infinite Loop
Cupertino, California 95014
(Address of principal executive offices) (Zip Code)
(408) 996-1010
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 13, 2016, the Board of Directors of Apple Inc. adopted amendments, effective as of the same date, to Apple’s Amended and Restated Bylaws (as so amended, the “Bylaws”). The amendments include the following changes to the proxy access provisions of the Bylaws:

(1)
Ownership of loaned shares is deemed to continue for purposes of meeting the three-year, three percent continuous ownership requirement, so long as a nominating shareholder has the power to recall the loaned shares within five business days. Previously, a nominating shareholder was required to recall the loaned shares within five business days of being notified that its proxy access candidate would be included in Apple’s proxy materials, and hold the shares until the annual meeting of shareholders.

(2)	Apple increased the availability of proxy access by limiting the circumstances under which the maximum number of proxy access candidates is reduced.

(3)
Shareholders may re-nominate a proxy access candidate regardless of the level of support received at the annual meeting of shareholders. Previously, shareholders were prohibited from re-nominating a proxy access candidate if he or she received less than 25% support at either of the last two annual meetings of shareholders.

(4)	Apple extended the deadline by which nominating shareholders and proxy access candidates must provide certain information to Apple to ten business days from five business days.

(5)
Apple narrowed the scope of a nominating shareholder’s indemnification obligations to legal and regulatory violations arising out of a nominating shareholder’s actions or communications with Apple shareholders or out of information provided by a nominating shareholder to Apple.

(6)	Apple limited the discretion of the Board to unilaterally interpret the proxy access provisions.

The amendments also incorporate a number of ministerial, clarifying and conforming changes, including changes in Articles II, III, V, VI, VII and VIII to remove provisions relating to certain officer titles that are not currently utilized by Apple, and track certain provisions of the California Corporations Code.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

3.2	Amended and Restated Bylaws of Apple Inc., effective as of December 13, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 15, 2016	Apple Inc.

		By:	/s/ D. Bruce Sewell
D. Bruce Sewell Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Description

3.2	Amended and Restated Bylaws of Apple Inc., effective as of December 13, 2016